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                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE
---------------------

SYSTEMSOFT(R) ANNOUNCES Q1 FINANCIAL RESULTS

RESULTS IN LINE WITH PRE-ANNOUNCED PRELIMINARY RANGES


     NATICK, Mass., -- May 28, 1998 -- SystemSoft(R) Corp. (NASDAQ: SYSF) today reported financial results for fiscal Q1, ended April 30, 1998, of its 1999 fiscal year.

     Revenue for Q1 was $4.0 million, a decrease of 68 percent from $12.5 million in the same period last year. SystemSoft also reported a net loss for fiscal Q1 of $5.9 million or ($0.22) per basic share before taxes compared to net income of $2.0 million or $.08 per basic share in the same period last year. The Q1 results were within the preliminary ranges that SystemSoft pre-announced on May 7.

     SystemSoft attributed the revenue shortfall to several factors including a softening market for its PC Card technologies, the impact of recent Asian economic uncertainty on the Company's Taiwanese and Japanese customers, and the rebuilding of its U.S. sales force during the quarter.

     "While SystemSoft's fiscal first quarter results obviously disappointed us, we are taking an aggressive stance to get back on track as soon as possible," said Robert F. Angelo, chairman and CEO of SystemSoft. "The customer agreements and partnerships that we signed during the quarter for both the Support Products and Platform Products Business Units demonstrate that we continue to address real customer needs. Clearly, our challenge is to improve our ability to translate SystemSoft's technology leadership position into stronger results."

     "SystemSoft remains focused on attaining three primary goals over the next several quarters: controlling operating expenses, conserving cash resources and increasing revenue and profitability," said Deborah M. Besemer, president and COO. "With a revamped sales force now in place, SystemSoft is better positioned to capitalize on product opportunities within our OEM customer base, while developing sales and distribution channels to reach the corporate market."

     During the first quarter SystemSoft announced a technology development partnership with Computer Associates International, Inc. (NYSE:CA) under which SystemSoft will integrate SystemWizard with CA's Unicenter TNG Advanced Help Desk (AHD) and Paradigm Service Desk product lines. In addition, Toshiba America Information Systems (TAIS) began shipping a customized version of SystemWizard on its new Equium 7000S and Equium 7000D corporate desktop PCs.

     Also during the quarter, SystemSoft Corp. announced its system-level software for the Intel(R) 440BX AGPset, which has been licensed by several OEMs, including ASE, Chaplet, Clevo, Dual, Featron/Philips, Kapok, MiTAC, USI and Veridata.

     Any statements that are not historical facts contained in this release, including but not limited to those relating to management's goals and objectives, are forward looking statements. Those statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to those relating to product demand, pricing, market acceptance, competitive products, risks in product and technology development, and other risks identified in the Company's Securities and Exchange Commission filings.



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ABOUT SYSTEMSOFT

     SystemSoft is a leading worldwide provider of enabling software and support technologies for the PC industry. Founded in 1990, the company reported annual revenue of $42.6 million in its 1998 fiscal year. SystemSoft licenses its products primarily to Original Equipment Manufacturers (OEMs), including PC manufacturers and independent software and hardware vendors. Its customer include Acer, Apple Computer, Compaq, Computer Associates, Dell, Gateway 2000, Hewlett-Packard, Hitachi, IBM, Intel, Micron Electronics, Packard Bell NEC, Sykes Enterprises, Inc., and Toshiba. Information on SystemSoft products and services is available on the World Wide Web at http://www.systemsoft.com.

                                      # # #

SystemWizard is a trademark and SystemSoft is a registered trademark of SystemSoft Corp.


For more information, contact:

John Ambrose                                     Tim Hurley/Jon Bornstein
SystemSoft Corporation                           Copithorne & Bellows
508/651-0088                                     617/450-4300

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                             SYSTEMSOFT CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                    Three Months Ended April 30,
In Thousands, except per share data                   1998                1997
                                                    -------             -------
                                                            (Unaudited)

Revenues:
    Software license fees                           $ 3,405             $10,856
    Engineering services                                607               1,621
                                                    -------             -------
           Total revenues                             4,012              12,477
                                                    -------             -------

Cost of revenues:
    Software license fees                             1,365                 972
    Engineering services                                581               1,460
                                                    -------             -------
           Total cost of revenues                     1,946               2,432
                                                    -------             -------

Gross profit                                          2,066              10,045

Operating expenses:
    Research and development                          3,530               3,135
    Sales and marketing                               2,950               2,907
    General and administrative                        1,446                 986
                                                    -------             -------
           Total operating expenses                   7,926               7,028
                                                    -------             -------

(Loss) income from operations                        (5,860)              3,017

Interest (expense) income, net                          (32)                 29
Foreign exchange loss                                    (7)                (32)
                                                    -------             -------
(Loss) income before provision for income taxes      (5,899)              3,014
Provision for income taxes                                -                 995
                                                    -------             -------

Net (loss) income                                   $(5,899)            $ 2,019
                                                    =======             =======

Per share net (loss) income
    Basic                                           $ (0.22)            $  0.08
    Diluted                                         $ (0.22)            $  0.08

Weighted average shares outstanding
    Basic                                            26,679              25,024
    Diluted                                          26,679              26,856


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                             SYSTEMSOFT CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS


                                                            April 30,      January 31,
In Thousands                                                  1998             1998
                                                            ---------      -----------
                                                           (Unaudited)
ASSETS

Cash and marketable securities                              $  7,512        $ 10,764
Accounts receivable, net                                       4,709           6,328
Prepaid royalties                                              2,532           2,554
Other current assets                                           1,786           2,727
                                                            --------        --------
           Total current assets                               16,539          22,373

Property and equipment, net                                    6,904           6,807
Purchased software costs,  net                                 2,657           3,013
Software development costs,  net                                 477             547
Other assets                                                     597             819
                                                            --------        --------
           Total assets                                     $ 27,174        $ 33,559
                                                            ========        ========


LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable, accrued expenses and
   other current liabilities                                   7,904           8,135

Other long-term liabilities                                    1,057           1,480

Common stock                                                     269             268
Additional paid-in capital                                    83,423          83,328
Treasury stock                                                  (427)           (427)
Accumulated other comprehensive income                          (672)           (744)
Accumulated deficit                                          (64,380)        (58,481)
                                                            --------        --------
          Total stockholders' equity                          18,213          23,944
                                                            ========        ========
           Total liabilities and stockholders' equity       $ 27,174        $ 33,559
                                                            ========        ========